SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - July 22, 2004
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                          TELECOM COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


              Indiana               333-62236                 35-2089848
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         (State or other        (Commission File            (IRS Employer
         jurisdiction of             Number)              Identification No.)
          Incorporation)

                   74 Shanan Road Panyu, Guangzhou, GD 511490, China
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               (Address of principal executive offices)(zip code)


      Registrant's telephone number, including area code - (8620) 8487 9179
                                                            ---------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)


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ITEM 5.  OTHER EVENTS

          On July 22, 2004, Deng Chi Yuan (Fred Chiyuan Deng), the majority shareholder of Telecom Communications, Inc. (the "Company") entered into stock purchase agreements (the "Agreements") with each of three (3) accredited investors, under which he agreed to sell shares of the Company's common stock, $.001 par value (the "Common Stock"), at a price equal to $.16 per share (the "Shares"). Pursuant to the Agreements, 6,000,000 Shares were purchased by Telecom Value Added, Inc.; 6,000,000 Shares were purchased by Bloomen Limited; and 5,800,000 Shares were purchased by Bon Air Group Limited, respectively. The Shares purchased in the aggregate represent approximately 30% of all the Company's issued and outstanding shares. The total purchase price of the shares was $2,848,000. In a concurrent transaction, Deng transferred 51 shares (51% percent of the outstanding shares) of Auto Treasure Holdings Limited, a company which holds approximately 16% of all the Company's issued and outstanding shares, as well as warrants exercisable to purchase 10,000,000 shares of Common Stock to key officers of the Company. The above transactions were disclosed in Form 4's filed with the Securities and Exchange Commission (the "SEC") on July 26, 2004. A copy of the Agreements are attached hereto as Exhibits 10.1, 10.2 and 10.3.

          On July 22, 2004, the Company entered into a stock purchase agreement (the "Purchase Agreement") with Taikang Capital Managements Company ("Taikang"), under which the Company has agreed to issue and sell to the purchasers in a private placement 7,500,000 shares of the Company's Common Stock. Simultaneous with this transaction, Taikang converted the $500,000 Convertible Promissory
Note into 2,500,000 shares of Common Stock pursuant to the Subscription Agreement described in the 8-K filed on June 6, 2004. This transaction was disclosed on a Form 3 filed with the SEC on July 26, 2004. A copy of the Purchase Agreement is attached hereto as Exhibit 10.4.

          Deng Chi Yuan resigned as President, CEO and Chairman of the Board of Directors of the Company as of July 22, 2004. Deng's resignation as director did not involve any disagreements with the Company on any matter relating to the Company's operations, policies or practices. The Board of Directors appointed Shanhe Yang, as President, CEO and director of the Company effective as of July 22, 2004. Shanhe Yang has served as Vice President of the Company since September 30, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             10.1 Stock Purchase Agreement, dated July 22, 2004, by and between Deng Chi Yuan and Telecom Value Added, Inc.

             10.2 Stock Purchase Agreement, dated July 22, 2004, by and between Deng Chi Yuan and Bloomen Limited.

             10.3 Stock Purchase Agreement, dated July 22, 2004, by and between Deng Chi Yuan and Bon Air Group Limited.

             10.4 Stock Purchase Agreement, dated July 22, 2004, by and between Telecom Communications, Inc. and Taikang Capital Managements Corporation.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TELECOM COMMUNICATIONS, INC.
                                            ----------------------------
                                                (Registrant)



Dated:  July 26, 2004                  By: /s/ Shanhe Yang
                                           ----------------------------------
                                       President and CEO (Principal Executive
                                       Officer)


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                                INDEX TO EXHIBITS

10.1 Stock Purchase Agreement, dated July 22, 2004, by and between Deng Chi Yuan and Telecom Value Added, Inc.

10.2 Stock Purchase Agreement, dated July 22, 2004, by and between Deng Chi Yuan and Bloomen Limited.

10.3 Stock Purchase Agreement, dated July 22, 2004, by and between Deng Chi Yuan and Bon Air Group Limited.

10.4 Stock Purchase Agreement, dated July 22, 2004, by and between Telecom Communications, Inc. and Taikang Capital Managements Corporation.